UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2008
Motorola, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7221	36-1115800

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois		60196

(Address of Principal Executive Offices)		(Zip Code)
(847) 576-5000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On January 31, 2008, Motorola, Inc. issued a press release announcing that it will explore structural and strategic realignment of its businesses to enhance shareholder value. The Company will evaluate alternatives to accelerate the ability of its Mobile Device Business to recapture growth and profitability in an expanding global market. A copy of this press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following is filed as an Exhibit to this Report.

99.1	Press Release, dated January 31, 2008, announcing Motorola to Explore Structural and Strategic Realignment of its Businesses to Enhance Shareholder Value.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.
Date: February 4, 2008	By:	/s/ A. Peter Lawson
A. Peter Lawson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release, dated January 31, 2008, announcing Motorola to Explore Structural and Strategic Realignment of its Businesses to Enhance Shareholder Value.